Exhibit 99.1

MKS Instruments Confirms Revised Offer to Acquire Coherent for $250 per Share

ANDOVER, MA – March 08, 2021 – MKS Instruments, Inc. (NASDAQ: MKSI), a global provider of technologies that enable advanced processes and improve productivity, today confirmed that it had submitted a revised offer on March 5, 2021 to acquire all outstanding shares of Coherent, Inc. for $250 per share, composed of $135 in cash and $115 in shares of MKS common stock (subject to a symmetrical 10% collar).

“We respect the Coherent Board’s determination, though we are disappointed that they did not declare ours to be a superior offer,” said John T.C. Lee, President and CEO of MKS. “We have always been focused on long-term value creation. We continue to believe that MKS is the best partner for Coherent, and our analysis with respect to synergies, leverage, and dilution gives us confidence that the near- and long-term value creation of our offer exceeds that of the competing offers. However, we remain disciplined acquirers.”

Lazard and Barclays are acting as MKS’ financial advisors and WilmerHale LLP is serving as MKS’ legal advisor. Barclays is providing committed debt financing for the proposed transaction.

About MKS Instruments MKS

Instruments, Inc. is a global provider of instruments, systems, subsystems and process control solutions that measure, monitor, deliver, analyze, power and control critical parameters of advanced manufacturing processes to improve process performance and productivity for our customers. Our products are derived from our core competencies in pressure measurement and control, flow measurement and control, gas and vapor delivery, gas composition analysis, electronic control technology, reactive gas generation and delivery, power generation and delivery, vacuum technology, lasers, photonics, optics, precision motion control, vibration control and laser-based manufacturing systems solutions. We also provide services relating to the maintenance and repair of our products, installation services and training. Our primary served markets include semiconductor, industrial technologies, life and health sciences, research and defense. Additional information can be found at www.mksinst.com.

Safe Harbor For Forward-Looking Statements

Statements in this press release regarding the proposed transaction between MKS and Coherent, future financial and operating results, benefits and synergies of the transaction, financing for the transaction, future opportunities for the combined company and any other statements about MKS management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should also be considered to be forward-looking statements. These statements are only predictions based on current assumptions and expectations. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are: the ultimate outcome of discussions between MKS and Coherent, including the possibility that Coherent will ultimately reject a transaction with MKS; the ability of the parties to complete a transaction; the risk that the conditions to the closing of any transaction, including receipt of required regulatory approvals and approval of MKS’ and Coherent’s respective stockholders, are not satisfied in a timely manner or at all; litigation relating to the transaction; unexpected costs, charges or expenses resulting from the transaction; the risk that disruption from the proposed transaction materially and adversely affects the respective businesses and operations of MKS and Coherent; the ability of MKS to realize the anticipated synergies, cost savings and other anticipated benefits of the proposed transaction, including the risk that the anticipated benefits from the proposed transaction may not be realized within the expected time period or at all; potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the transaction; the ability of MKS to retain and hire key employees; legislative, regulatory and economic developments; changing conditions affecting the markets in which MKS operates, including the fluctuations in capital spending in the semiconductor industry and other advanced manufacturing markets; fluctuations in sales to MKS’ and Coherent’s existing and prospective customers; the impact of the COVID-19 pandemic on the global economy and financial markets, including any restrictions on MKS’ or Coherent’s operations and the operations of their respective customers and suppliers resulting from public health requirements and government mandates; the terms of MKS’ term loan and the availability and terms of the financing to be incurred in connection with the transaction; competition from larger or more established companies in MKS’ and Coherent’s respective markets; MKS’ ability to successfully grow the businesses of the combined company; the challenges, risks and costs involved with integrating the businesses of MKS and Coherent; potential fluctuations in quarterly results; dependence on new product development; rapid technological and market change; acquisition strategy; manufacturing and sourcing risks; volatility of stock price; international operations; financial risk management; and the other factors described in MKS’ most recent Form 10-K report filed by MKS with the U.S. Securities and Exchange Commission (the “SEC”). Additional risk factors may be identified from time to time in MKS’ future filings. The forward-looking statements included in this press release speak only as of the date hereof, and MKS does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal which MKS has made for a business combination transaction with Coherent. In furtherance of this proposal and subject to future developments, MKS (and, if a negotiated transaction is agreed to, Coherent) may file one or more registration statements, prospectuses, proxy statements or other documents with the SEC. This communication is not a substitute for any registration statement, prospectus, proxy statement or other document MKS and/or Coherent may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF MKS AND COHERENT ARE URGED TO READ THE REGISTRATION STATEMENT, PROSPECTUS, PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement (if and when available) will be mailed to stockholders of Coherent and MKS. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by MKS through the web site maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

MKS and certain of its directors and executive officers may be deemed to be participants in any solicitation with respect to the proposed transaction under the rules of the SEC. Information regarding the interests of these participants in any such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available. Additional information regarding MKS’ directors and executive officers is included in MKS’ most recent definitive proxy statement, which was filed with the SEC on March 27, 2020. These documents can be obtained free of charge from the sources indicated above.

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MKS Contacts:

Investor Relations:

David Ryzhik

Vice President, Investor Relations

Telephone: (978) 557-5180

Email: david.ryzhik@mksinst.com

Press Relations:

Bill Casey

Senior Director, Marketing Communications

Telephone: (630) 995-6384

Email: bill.casey@mksinst.com

Tom Davies / Jeremy Fielding

Kekst CNC Press Liaisons

Emails: tom.davies@kekstcnc.com / jeremy.fielding@kekstcnc.com